Rule 497(e)
                                                         File No. 33-87298
                                                         File No. 811-8902



                 1838 INTERNATIONAL EQUITY FUND
               Supplement dated December 12, 1996
        to the 1838 International Equity Fund Prospectus
                     dated February 1, 1996


     The Board of Trustees of the 1838 Investment Advisors Funds has voted to terminate the Sub-Investment Advisory Agreement among 1838 International Equity Fund (the "Fund"), MeesPierson 1838 Investment Advisors, the Sub-Advisor to the Fund, and 1838 Investment Advisors, L.P., the Advisor to the Fund, effective January 1, 1997. Johannes B. van den Berg, the Portfolio Manager of the Fund and Managing Director of the Sub-Advisor, will become an employee of 1838 Investment Advisors L.P., the Fund's Investment Advisor, and will continue in his role as Portfolio Manager of the Fund.